INCOME AND EXPENSES ITEMS - Summary of Finance Costs and Finance Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Analysis of income and expense [abstract]
Interest on debts and borrowings	$ 1,408	$ 1,027	$ 536
Interest on leases liabilities	80	70	79
Total interest expenses	1,488	1,097	615
Banking charges	162	154	129
Total finance costs	1,650	1,251	744
Interest income	120	123	320
Total finance income	$ 120	$ 123	$ 320